UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 1, 2021
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4105 Hopson Road, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2021, the Board of Directors (the “Board”) of Novan, Inc. (the “Company”) voted to increase the size of the Board from seven (7) to eight (8) directors and elected Steven D. Skolsky, age 64, to the Board to fill the resulting vacancy, effective immediately, and to serve as a Class I director until the Company’s 2023 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal. Mr. Skolsky has also been appointed to serve as a member of the Audit Committee of the Board. There are no arrangements or understandings between Mr. Skolsky and any other persons pursuant to which he was elected as a director of the Company and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Since January 2010, Mr. Skolsky has served as the founding Principal of Expis Partners, a strategic consulting firm to the biotech, pharmaceutical, life science and clinical services community, with a focused expertise in commercialization, marketing strategy, drug development, operations, strategic planning and corporate and business development. From September 2011 to December 2016, Mr. Skolsky held senior executive roles at Quintiles Transnational Holdings Inc. (now IQVIA Holdings Inc.), a leading multinational provider of biopharmaceutical development services and commercial outsourcing service, most recently as Senior Vice President & Managing Director and previously, Senior Vice President and Head of Global Clinical Operations. Prior to joining Quintiles, from August 2007 to December 2009, he served as the President and Chief Executive Officer of Sequoia Pharmaceuticals, Inc., and from June 2004 to December 2006, he served as the Chief Executive Officer of Trimeris, Inc. Prior to that, Mr. Skolsky served for more than 20 years at GlaxoSmithKline plc where he held a number of positions including senior leadership roles as Managing Director of GlaxoSmithKline’s operations in Australia and New Zealand and Senior Vice President, Global Product Strategy and Clinical Development. The Company believes that Mr. Skolsky’s significant experience and leadership in the biotechnology and pharmaceutical industries with a focus on drug development, commercialization and operations qualifies him to serve on the Board.

Mr. Skolsky will receive compensation for his service as a director in accordance with the Company’s Non-Employee Director Compensation Policy, a copy of such policy, which is effective March 1, 2021, is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. Pursuant to the Company’s Non-Employee Director Compensation Policy, on March 1, 2021, the Company issued Mr. Skolsky an option to purchase 31,970 shares of the Company’s common stock pursuant to the Company’s 2016 Incentive Award Plan. The award vests in four equal quarterly installments, with the first installment vesting on June 1, 2021, subject to Mr. Skolsky’s continued service with the Company. As of March 1, 2021, Mr. Skolsky did not beneficially own any shares of the Company’s common stock. The address for Mr. Skolsky is c/o Novan, Inc. at 4105 Hopson Road, Morrisville, NC 27560.

The Board has undertaken a review of the independence of Mr. Skolsky. Based upon information requested from and provided by Mr. Skolsky concerning his background, employment and affiliations, including family relationships, the Board has determined that Mr. Skolsky does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is, therefore, “independent” as that term is defined under the applicable listing requirements and rules of the Nasdaq Capital Market. In making these determinations, the Board considered the current and prior relationships that Mr. Skolsky has with the Company and all other facts and circumstances the Board deemed relevant in determining his independence, including, without limitation, the factors set forth in the Company’s Corporate Governance Guidelines and beneficial ownership of the Company’s outstanding common stock. The Board has further determined that Mr. Skolsky satisfies the independence standards for the Audit Committee of the Board established by applicable Securities and Exchange Commission rules, the listing standards of the Nasdaq Capital Market and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In connection with his election to the Board, Mr. Skolsky has entered into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on October 30, 2020 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The press release issued by the Company on March 2, 2021, announcing the election of Mr. Skolsky, is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Non-Employee Director Compensation Policy.
99.1	Press Release dated March 2, 2021.

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: March 2, 2021	By:	/s/ John M. Gay
John M. Gay
Chief Financial Officer